UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2012

El Paso Pipeline Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33825	26-0789784
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

500 Dallas Street, Suite 1000

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

El Paso Pipeline Partners, L.P. (the “Partnership”) has priced an underwritten public offering (the “Offering”) of 7,100,000 common units representing limited partner interests in the Partnership (the “Units”) pursuant to an effective registration statement. The Partnership has granted the underwriters a 30-day option to purchase a maximum of 1,065,000 additional common units to cover over-allotments, if any (the “Over-Allotment Option”). The public offering price is $34.34 per common unit (the “Offering Price”).

Wells Fargo Securities, Barclays, Citigroup, Credit Suisse, J.P. Morgan and UBS Investment Bank are acting as joint book-running managers of the Offering. Deutsche Bank Securities and RBC Capital Markets are acting as co-managers of the Offering.

When available, copies of the prospectus supplement and accompanying base prospectus related to the Offering may be obtained from the following persons at the addresses set forth below:

Wells Fargo Securities

Attn: Equity Syndicate Dept.

375 Park Avenue

New York, New York 10152

Telephone: 1-800-326-5897

Email: cmclientsupport@wellsfargo.com

Barclays

c/o Broadridge Financial Solutions

1155 Long Island Ave.

Edgewood, New York 11717

Telephone: 1-888-603-5847

Email: barclaysprospectus@broadridge.com

Citigroup

Brooklyn Army Terminal

Attn: Prospectus Dept.

140 58th Street, 8th floor

Brooklyn, New York 11220

Telephone: 1-800-831-9146

Email: batprospectusdept@citi.com

Credit Suisse

Attn: Prospectus Department

One Madison Avenue

New York, New York 10010

Telephone: 1-800-221-1037

Email: newyork.prospectus@credit-suisse.com

J.P. Morgan

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Telephone: 1-866-803-9204

UBS Investment Bank

Attn: Prospectus Department

299 Park Avenue

New York, New York 10171

Telephone: 1-888-827-7275

Item 8.01 Other Events.

In connection with the Offering, the Partnership entered into an underwriting agreement on September 11, 2012 (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and UBS Securities LLC as joint book-running managers and representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Partnership sold the Units at the Offering Price and granted the Underwriters the Over-Allotment Option.  Closing of the issuance and sale of the Units is scheduled for September 14, 2012.

The Offering of the Units has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-165679) of the Partnership (the “Registration Statement”), which was declared effective on March 24, 2010, as supplemented by the prospectus supplement dated September 10, 2012, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. Certain legal opinions related to the Registration Statement are filed herewith as Exhibits 5.1 and 8.1.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Units are subject to approval of certain legal matters by counsel to the Underwriters and other customary conditions. The Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the form of Underwriting Agreement, a copy of which form is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Partnership intends to use the net proceeds from the Offering to repay all outstanding borrowings under the Cheyenne Plains credit agreement, to repay certain short-term debt and for general partnership purposes.  The Partnership may also apply some of the net proceeds to reduce borrowings under its revolving credit facility.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
1.1	Form of Underwriting Agreement — Equity Securities.
5.1	Opinion of Andrews Kurth LLP.
8.1	Opinion of Andrews Kurth LLP related to tax matters.
23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY, L.L.C., its General Partner

By:	/s/ Kimberly A. Dang
Kimberly A. Dang
Vice President and Chief Financial Officer

Date:  September 11, 2012

EL PASO PIPELINE PARTNERS, L.P.

EXHIBIT INDEX

Each exhibit identified below is filed as a part of this report.

Exhibit Number	Description
1.1	Form of Underwriting Agreement — Equity Securities.
5.1	Opinion of Andrews Kurth LLP.
8.1	Opinion of Andrews Kurth LLP related to tax matters.
23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).